                                                                    EXHIBIT 10.3


                             CONTRIBUTION AGREEMENT
                                     AMONG
                     ANGELES PARTICIPATING MORTGAGE TRUST,
                      STARWOOD MEZZANINE INVESTORS, L.P.,
                                      AND
                       STARWOOD OPPORTUNITY FUND IV, L.P.
                              ____________________

                         Dated as of February 11, 1998

                               TABLE OF CONTENTS
                               -----------------

                                    ARTICLE I

               CONTRIBUTION OF ASSETS; ISSUANCE OF CLASS A SHARES

Section 1.1       Contributed Assets..........................................2
Section 1.2       Purchase Price..............................................2
Section 1.3       Adjustments to Purchase Price...............................3
Section 1.4       Prorations..................................................4

                                   ARTICLE II

                                     CLOSING

Section 2.1       Closing Date................................................4
Section 2.2       Closing Date Deliveries.....................................4

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                                  OF THE TRUST

Section 3.1       Organization of the Trust...................................4
Section 3.2       No Subsidiaries.............................................5
Section 3.3       Capitalization..............................................5
Section 3.4       Authority...................................................5
Section 3.5       Litigation..................................................6
Section 3.6       Certain Matters.............................................6
Section 3.7       SEC Documents...............................................6
Section 3.8       Shareholder Agreement.......................................6
Section 3.9       Financial Information.......................................6
Section 3.10      No Finder...................................................7

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF

                               STARWOOD MEZZANINE

Section 4.1       Organization of Starwood Mezzanine..........................7
Section 4.2       Authority...................................................7
Section 4.3       Investment Representations..................................8
Section 4.4       Litigation..................................................8
Section 4.5       Proxy Statement.............................................8
Section 4.6       Employee Benefit Plans......................................8
Section 4.7       No Finder...................................................9
Section 4.8       Environmental...............................................9

                                    ARTICLE V

                        REPRESENTATIONS AND WARRANTIES OF

                                     SOFI IV

Section 5.1       Organization of SOFI IV.....................................9
Section 5.2       Authority...................................................9
Section 5.3       Investment Representations.................................10
Section 5.4       Litigation.................................................10

Section 5.5       Proxy Statement............................................11
Section 5.6       Employee Benefit Plans.....................................11
Section 5.7       No Finder..................................................11
Section 5.8       Environmental.    .........................................11

                                   ARTICLE VI

                      REPRESENTATIONS OF BOTH CONTRIBUTORS

Section 6.1       Good Title.................................................12
Section 6.2       Record Keeping; Mortgage Files; Escrow Deposits............12
Section 6.3       Additional Representations.................................12

                                   ARTICLE VII

                        ACTIONS PRIOR TO THE CLOSING DATE

Section 7.1       Proxy Statement............................................16
Section 7.2       Action by the Trust and Shareholders of the Trust..........17
Section 7.3       Lawsuits, Proceedings, etc.................................17
Section 7.4       Conduct of Business by the Trust, Starwood Mezzanine and
                  SOFI IV Pending the Closing................................17
Section 7.5       Mortgagor Solicitations....................................19
Section 7.6       Mutual Cooperation; Best Efforts...........................19
Section 7.7       No Public Announcement.....................................19

                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

Section 8.1       No Misrepresentation or Breach of Covenants and Warranties.19
Section 8.2       No Material Adverse Effect.................................20
Section 8.3       Opinion of Counsel for Starwood............................20
Section 8.4       No Injunctions or Restraints...............................20
Section 8.5       Necessary Governmental Approvals...........................20
Section 8.6       Transaction Agreements.....................................20
Section 8.7       Shareholder and Stockholder Action.........................20
Section 8.8       Termination of Partnership and Exchange Rights Agreement. .20
Section 8.9       Fairness Opinion...........................................20

                                   ARTICLE IX

                       CONDITIONS PRECEDENT TO OBLIGATIONS

                        OF STARWOOD MEZZANINE AND SOFI IV

Section 9.1       No Misrepresentation or Breach of Covenants and Warranties.21
Section 9.2       No Material Adverse Effect.................................21
Section 9.3       Opinion of Counsel for the Trust...........................21
Section 9.4       No Injunctions or Restraints...............................21
Section 9.5       Necessary Governmental Approvals...........................21
Section 9.6       Transaction Agreements; Advisory Agreement.................21
Section 9.7       Shareholder and Stockholder Action.........................22

                                    ARTICLE X

                            INDEMNIFICATION; SURVIVAL

Section 10.1      Indemnification............................................22
Section 10.2      Notice of Claims...........................................23
Section 10.3      Third-Party Claims.........................................23
Section 10.4      Survival of Representations and Warranties.................24

                                   ARTICLE XI

                                   TERMINATION

Section 11.1      Termination................................................24

                                   ARTICLE XII

                                OTHER PROVISIONS

Section 12.1      Confidential Nature of Information.........................25
Section 12.2      Expenses...................................................25
Section 12.3      Notices....................................................26
Section 12.4      Definitions................................................27
Section 12.5      Partial Invalidity.........................................29
Section 12.6      Successors and Assigns.....................................29
Section 12.7      Execution in Counterparts..................................29
Section 12.8      Titles and Headings........................................29
Section 12.9      Schedules and Exhibits.....................................29
Section 12.10     Entire Agreement; Amendments and Waivers; Assignment.......29
Section 12.11     Governing Law..............................................29
Section 12.12     No Third-Party Beneficiaries...............................30
Section 12.13     The Trust; Starwood General Partners.......................30
Section 12.14     Determinations and Interpretations by the Trust............30
Section 12.15     Submission to Jurisdiction.................................30
Section 12.16     Approvals and Consents.....................................30


SCHEDULE 1.1(a)       Starwood Mezzanine Interests
SCHEDULE 1.1(b)       SOFI IV Interests

EXHIBIT A       -     Form of Registration Rights Agreement
EXHIBIT B       -     Form of Shareholders Agreement
EXHIBIT C       -     Form of Advisory Agreement

                             CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into this 11th day of February, 1998, by and between ANGELES PARTICIPATING MORTGAGE TRUST, a California business trust, ("the Trust"), STARWOOD MEZZANINE INVESTORS, L.P., a Delaware limited partnership ("Starwood Mezzanine") and STARWOOD OPPORTUNITY FUND IV, L.P., a Delaware limited partnership ("SOFI IV", and together with Starwood Mezzanine, the "Contributors"). Unless otherwise indicated, certain terms used herein are used as defined in Section 12.4 hereof.
                                                            ------------

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Starwood Mezzanine intends, subject to the terms of this Agreement, to contribute certain assets (the "Starwood Mezzanine Interests") to the Trust in exchange for cash and Class A Shares, par value $0.01 per share, of the Trust ("Class A Shares");

     WHEREAS, SOFI IV intends, subject to the terms of this Agreement, to contribute cash, certain letters of intent to purchase or originate debt interests (the "Letters of Intent"), a portfolio of mortgage loans and leases and other debt related assets, (the "SOFI IV Interests") and a portfolio of first mortgage loans (the "First Mortgage Portfolio" and together with the Letters of Intent, the SOFI IV Interests and the Starwood Mezzanine Interests, the "Interests") to the Trust in exchange for cash and Class A Shares to be issued to SOFI-IV SMT Holdings, L.L.C. ("SOFI Holdings");

     WHEREAS, the Trust is the sole general partner and Starwood Mezzanine is the sole limited partner of Angeles Participating Mortgage Trust, L.P. (the "Partnership");

     WHEREAS, on the Closing Date pursuant to an Exchange Rights Agreement dated as of September 26, 1996 between the Trust and Starwood Mezzanine (the "Exchange Rights Agreement") each of the outstanding interests in the Partnership, which are referred to as "Units," will be exchanged for one Class A Share and the Partnership and the Exchange Rights Agreement will be terminated;

     WHEREAS, the Trust and Starwood Mezzanine are parties to a Registration Rights Agreement that will be amended and restated (as amended and restated the "Registration Rights Agreement") on the Closing Date by the Trust, Starwood Mezzanine, SOFI Holdings and SAHI Partners in substantially the form attached hereto as Exhibit A.
          ---------

     WHEREAS, the Trust, Starwood Mezzanine and certain other parties are parties to a Shareholders Agreement originally made and entered into as of March 15, 1994, as restated as of April 27, 1994, and as amended March 15, 1996 (the "Original Shareholders Agreement") that will be amended and restated by the Trust, B Holdings, LLC ("BLLC"), SAHI Partners, Starwood Mezzanine and SOFI Holdings (as amended and restated, the "Shareholders Agreement") in substantially the form attached hereto as Exhibit B on the Closing Date;
                                          ---------

     WHEREAS, the general partner of each of Starwood Mezzanine and SOFI IV and the Advisory Committee of SOFI IV and the requisite number of limited partners of Starwood Mezzanine have approved the transactions provided for in this Agreement, and the Board of Trustees of the Trust has approved the transactions provided for in this Agreement and has directed that the transactions contemplated by this Agreement be submitted for adoption to the shareholders of the Trust; and

     WHEREAS, the Trust, Starwood Mezzanine and SOFI IV desire to make certain representations, warranties and agreements in connection with the transactions contemplated by this Agreement and also to prescribe various conditions to the consummation of such transactions.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

               CONTRIBUTION OF ASSETS; ISSUANCE OF CLASS A SHARES

      Section 1.1  Contributed Assets.  (a) Subject to the terms and conditions
                   ------------------
set forth in this Agreement, at the Closing, each of Starwood Mezzanine and SOFI IV shall contribute, assign, transfer and deliver to the Trust all of their rights, title and interests in and to the Mortgage Files, the Letters of Intent and the Interests, regardless of when such rights, title and interests arise and such obligation to contribute, assign and transfer all of their rights, title and interests in the Mortgage Files, the Letters of Intent and the Interests shall continue after the date of this Agreement and the Trust shall acquire and take assignment and delivery of, the Mortgage Files, the Letters of Intent and the Interests as described on Schedules 1.1(a) and (b) hereto, subject to
                              ----------------     ---
changes occurring after the date of this Agreement and prior to the Closing Date as provided herein.

     (b) In the event that the transactions contemplated by any Letter of Intent are consummated prior to the Closing Date, the asset acquired or originated will be contributed to the Trust in place of the Letter of Intent and the amount of cash required to consummate the transaction to which it relates. The value of the acquired or originated asset shall be equal for purposes of this Agreement to the value of the amount of cash paid by SOFI IV to acquire or originate the asset.

     (c) Starwood Mezzanine and SOFI IV shall have the option to contribute at the Closing additional assets to the Trust with a value equal to the amount of any decrease in the value attributable to the payment of principal of any Interest; provided that the new asset shall be reasonably acceptable to the Trust and Schedule 1.1(a) and/or Schedule 1.1 (b), as applicable, shall be updated accordingly. The value of any substituted assets shall be the actual amount paid by Starwood Mezzanine or SOFI IV to acquire or originate the asset.

      Section 1.2  Purchase Price.  On the Closing Date, the Trust shall (i) pay
                   --------------
cash to Starwood Mezzanine in an amount equal to $28.5 million, (ii) issue to Starwood Mezzanine that number of Class A Shares equal to (a) the dollar value of the Starwood Mezzanine Interests on December 31, 1997 as set forth on
Schedule 1.1(a) less $28.5 million (b) divided by $2.50, (ii) issue to SOFI Holdings that number of Class A Shares equal to 302,222,800 less the aggregate number of Class A Shares issued to Starwood Mezzanine and (iii) pay cash to SOFI IV in an amount equal (x) to the aggregate value of the cash, the Letters of Intent, the SOFI IV Interests and the First Mortgage Portfolio contributed by SOFI IV on December 31, 1997 as set forth on Schedule 1.1(b) less (y) the sum of
                                                             ----
(1) the aggregate number of Class A Shares issued to SOFI Holdings on the Closing Date multiplied by (2) $2.50. The value of the assets to
             -------------
be contributed by Starwood Mezzanine and SOFI IV will be adjusted as set forth
in Sections 1.1(c) and 1.3.   Subject to adjustment as set forth in Sections
   -------- ------     ---                                          --------
1.1(c) and 1.3,the value of the Starwood Mezzanine Interests as of December 31,
------      ---
1997 is set forth on Schedule 1.1(a) and based on such value Starwood Mezzanine will receive 55,148,000 Class A Shares, and the value of the SOFI IV Interests, the Letters of Intent and the First Mortgage Portfolio as of December 31, 1997 is set forth on Schedule 1.1(b) and based on such value SOFI IV will receive $313 million in cash and SOFI Holdings will receive 247,074,800 Class A Shares (collectively, the "Purchase Price").

      Section 1.3  Adjustments to Purchase Price.  (a) Adjustments shall be
                   -----------------------------
made, at the Closing, to the Purchase Price in the event of any full or partial repayment of principal of any Mortgage Loan or the termination of any Letter of Intent during the period from January 1, 1998 to the Closing Date (the "Adjustment Period") by adjusting the value of the Interests. In the event of the full repayment of any Mortgage Loan, the value of the Interests shall be reduced by the value given to such Mortgage Loan on Schedule 1.1(a) or (b). In the event of a regularly scheduled payment of principal or any other partial repayment of principal occurring during the Adjustment Period, the value of the Interests shall be reduced by the dollar amount of the principal repayment. In the event of any principal draw by the borrower with respect to any Mortgage Loan occurring during the Adjustment Period in excess of that anticipated on
Schedule 1.1(b), the Purchase Price shall be adjusted upward in the amount of such excess. In the event that principal draws by the borrower with respect to any Mortgage Loan occurring during the Adjustment Period do not equal or exceed the anticipated amount of such draws as set forth in Schedule 1.1(b), the Purchase Price shall be reduced by such shortfall. With respect to SOFI IV only, adjustments to the Purchase Price shall be made by first reducing the cash portion of the Purchase Price as set forth in Section 1.2, if any, by the amount
                                              -----------
of any reduction in dollar value of the Interests. In the case of SOFI IV only, when the entire cash portion of the Purchase Price has been used to offset the reduction in dollar value of the Interests, and in the case of Starwood Mezzanine in the event of any adjustment, the number of Class A Shares issued in exchange for the Interests will be reduced by a number of Class A Shares determined by dividing (i) the amount of any additional reduction in dollar value of the Interests contributed by the Contributors by (ii) $2.50.

     (b) The purchase price per share of Class A Shares issued to Starwood Mezzanine and SOFI Holdings will be adjusted in the event of any stock split, reverse stock split or other recapitalization of the capital stock of the Trust, so that the percentage of issued and outstanding Class A Stock purchased by each of Starwood Mezzanine and SOFI Holdings is equal to the percentage of issued and outstanding Class A Stock that such party would have purchased had such split, reverse split or other recapitalization not occurred.

     (c) If cash adjustments result in a decrease of the cash portion of the Purchase Price payable to SOFI IV below $313 million, SOFI IV may, at its option, elect to reduce the number of Class A Shares that SOFI Holdings will acquire and instead of issuing Class A Shares the Trust will pay cash to SOFI IV equal to the number of Class A Shares SOFI IV elects not to receive multiplied by $2.50, provided that SOFI IV may not elect to receive cash pursuant to
Section in excess of $313 million.

      Section 1.4  Prorations.  Interest which has accrued, whether or not paid,
                   ----------
on the Starwood Mezzanine Interests and the SOFI IV Interests during the Adjustment Period shall be paid by Starwood Mezzanine or SOFI IV, as applicable, to the Trust on the Closing Date and interest which has accrued, and not been paid, on the First Mortgage during the Adjustment Period shall be paid by the Trust to SOFI IV on the Closing Date. All interest accruing on the Interests subsequent to December 31, 1997 shall be payable to the Trust.

                                   ARTICLE II

                                    CLOSING

      Section 2.1  Closing Date.  Upon the terms and subject to the conditions
                   ------------
set forth in this Agreement, the transactions contemplated by this Agreement shall be consummated (the "Closing") at 10:00 a.m., local time, on the next business day after the meeting of the shareholders of the Trust provided for in

Section 7.2 at which the Trust Shareholders Matters are approved, or such other
-----------
date as may be agreed upon by the parties hereto, at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, or at such other place or at such other time as shall be agreed upon by the parties hereto (such date and time being herein called the "Closing Date").

      Section 2.2  Closing Date Deliveries.  On the Closing Date, the Trust,
                   -----------------------
Starwood Mezzanine, SOFI IV, SOFI Holdings, BLLC and SAHI Partners, as appropriate, shall execute and deliver (a) the Registration Rights Agreement,
(b) the Shareholders Agreement (c) a consent to terminate the Partnership and the Exchange Rights Agreement, (d) the Mortgage Files and (e) all the other documents, instruments and agreements (including instruments of transfer) reasonably necessary to carry out the terms and provisions of this Agreement and each of the other documents referred to in this Section 2.2 and each outstanding
                                                -----------
Unit will be exchanged for one Class A Share.  The documents described in clauses (a) and (b) above shall hereinafter be referred to as the "Transaction
-----------     ---
Agreements."

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                  OF THE TRUST

     As an inducement to the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, the Trust represents, warrants and agrees as follows:

      Section 3.1  Organization of the Trust.  The Trust is a business trust
                   -------------------------
duly organized and validly existing under the laws of the State of California and no personal liability attaches to the holders of the Class A Shares by reason of the ownership thereof. The Trust is duly qualified to transact business in each of the jurisdictions in which the ownership or leasing of the properties used in its business or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Trust. The Trust has all requisite trust power and authority to own or lease and operate its properties and to carry on its business as now conducted.

      Section 3.2  No Subsidiaries.  The Trust has no subsidiaries of any kind
                   ---------------
whatsoever except for its interest in the Partnership.

      Section 3.3  Capitalization.  On the date hereof, (i)  7,550,000 Class A
                   --------------
Shares are validly issued and outstanding and are fully paid and nonassessable, and (ii 3,775,000 Class B Shares are validly issued and outstanding and are fully paid and nonassessable. Subject to approval by the Shareholders of the Trust of the Trust Shareholder Matters (as defined in Section 7.2), the Class A
                                                      -----------
Shares to be issued to Starwood Mezzanine and SOFI Holdings on the Closing Date, upon issuance on the terms and conditions specified in the instrument pursuant to which such shares are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. Except for this Agreement and any options or other awards issued pursuant to the Incentive Plans, and except as contemplated by the Transaction Agreements, the Exchange Agreement and the Trust Declaration, there are no options, warrants or other rights to acquire, or agreements or commitments pursuant to which the Trust is obligated to issue, sell, purchase or redeem, shares of capital stock of the Trust. The Class A Shares are currently publicly traded on the American Stock Exchange ("AMEX") and will remain so at Closing.

      Section 3.4  Authority.
                   ---------

         (a) The Trust has full trust power and authority to enter into this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby to be entered into by the Trust and, subject to the approval by the shareholders of the Trust of the Trust Shareholder Matters, to consummate the transactions contemplated hereby and thereby.

         (b) The execution, delivery and performance by the Trust of this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby and the consummation by the Trust of the transactions contemplated hereby and thereby have been duly authorized by all necessary trust action on the part of the Trust, subject to the approval by the shareholders of the Trust of the Trust Shareholder Matters. This Agreement is, and each other agreement or instrument contemplated hereby (including, without limitation, the Transaction Agreements) to be executed by the Trust, when executed and delivered by the Trust, will be, the legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its respective terms.

         (c) Neither the execution nor delivery by the Trust of this Agreement, the Transaction Agreements or the other agreements and instruments contemplated hereby or thereby, nor consummation of the transactions contemplated hereby or thereby or compliance with or fulfillment of the terms and provisions hereof or thereof by the Trust, will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of the Trust or the Partnership, under any organizational document of the Trust or the Partnership or any other instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which the Trust or the Partnership is a party or any of their properties are subject or by which either the Trust or the Partnership is bound or any statute, other law or regulatory provision affecting either the Trust or the Partnership, (ii require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of the Trust or the Partnership, (ii cause personal liability to attach to the holders of the Class A Shares by reason of the ownership thereof or (iv) cause the Trust to fail to qualify to be taxed as a "real estate investment trust," as defined in Section 856 of the Code ("REIT"), for the taxable year ending December 31, 1998, except for (A) the filing of appropriate documents with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) approval by the shareholders of the Trust of the Trust Shareholder Matters, (C) the filing of the Trust's Declaration of Trust with certain governmental authorities and (D) such conflicts, breaches, defaults, events, creations, impositions, approvals, consents, declarations, filings or authorizations which would not reasonably be expected to either (x) have a Material Adverse Effect on the Trust or (y) prevent or hinder the consummation of the transactions contemplated hereby.

      Section 3.5  Litigation.  To the knowledge of the Trust, there are no
                   ----------
actions, suits or proceedings or court orders or decrees pending or threatened to which the Trust is a party or any of its assets is subject or by which the Trust is bound before or by any court or governmental agency, which if determined adversely to the interests of the Trust, would reasonably be expected to either (a) have a Material Adverse Effect on the Trust or (b) prevent or hinder the consummation of the transactions contemplated hereby.

      Section 3.6  Certain Matters.
                   ---------------

         (a) As of the date hereof, the Trust has no assets or properties other than short term real estate investments, cash and cash equivalents and a 8.05% interest in the Partnership, or as otherwise disclosed in the SEC Documents (as defined in Section 3.7).
           -----------

         (b) The Trust will continue to qualify to be taxed as a REIT for the taxable year ending December 31, 1998.

         (c) As of the close of the 1997 taxable year, the Trust has no material current or accumulated earnings and profits. The Trust has no material liabilities for U.S. Federal or state income taxes.

      Section 3.7  SEC Documents.  The Trust has previously delivered or made
                   -------------
available to Starwood Mezzanine and SOFI IV complete and correct copies of all reports and statements filed by the Trust with the SEC since September 26, 1996 (the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      Section 3.8  Shareholder Agreement.  The Trust has delivered to each of
                   ---------------------
Starwood Mezzanine and SOFI IV a true and complete copy of the Original Shareholders Agreement. Said document is in full force and effect and no defaults or breaches exist thereunder.

      Section 3.9  Financial Information.  The financial statements (excluding
                   ---------------------
the pro forma financial data) included in the SEC Documents present fairly the financial condition, results of operation and changes in the financial condition of the Trust at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as otherwise indicated therein). The pro forma financial data included in the Proxy Statement (as defined in Section 7.1) has been prepared in accordance with all
           -----------
applicable rules and guidelines of the SEC with respect to pro forma financial data, and the adjustments used therein are appropriate to give effect to the transaction or circumstance referred to therein.

      Section 3.1  No Finder. Neither the Trust nor any party acting on the
                   ---------
behalf of the Trust has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

                                   ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES OF
                               STARWOOD MEZZANINE

     As an inducement to the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, Starwood Mezzanine represents, warrants and agrees as follows:

      Section 4.1  Organization of Starwood Mezzanine.  Starwood Mezzanine is a
                   ----------------------------------
limited partnership duly formed, validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act. Starwood Mezzanine is duly qualified to transact business and is in good standing in each of the jurisdictions in which the ownership or leasing of the properties used in its business or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not have a Material Adverse Effect on Starwood Mezzanine. Starwood Mezzanine has all requisite partnership power and authority to carry on its business as now conducted.

      Section 4.2  Authority.
                   ---------

          (a) Starwood Mezzanine has full partnership power and authority to enter into this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby to be entered into by it and to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance by Starwood Mezzanine of this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby and the consummation by Starwood Mezzanine of the transactions contemplated hereby and thereby have been duly authorized by all necessary partnership action except for the required consent of its limited partners and the amendment to the partnership agreement that will be obtained prior to the Closing Date. This Agreement is, and each other agreement or instrument contemplated hereby (including, without limitation, the Transaction Agreements) to be executed by Starwood Mezzanine, when executed and delivered by Starwood Mezzanine, will be, the legal, valid and binding agreement of Starwood Mezzanine, enforceable against Starwood Mezzanine in accordance with its respective terms.

          (c) Except for consents and approvals that will be obtained prior to the Closing Date, neither the execution and delivery by Starwood Mezzanine of this Agreement, the Transaction Agreements or the other agreements and instruments contemplated hereby and thereby, nor consummation of the transactions contemplated hereby or thereby or compliance with or fulfillment of the terms and provisions hereof or thereof by Starwood Mezzanine will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under the agreement of limited partnership of Starwood Mezzanine, any document relating to the Starwood Mezzanine Interests, any instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which Starwood Mezzanine is a party or any statute, other law or regulatory provision affecting any of them, or (ii require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of Starwood Mezzanine, except for conflicts, breaches, defaults, events, creations, impositions, approvals, consents, declarations, filings or authorizations which would not reasonably be expected to either (x) have a Material Adverse Effect on Starwood Mezzanine or (y) prevent or hinder the consummation of the transactions contemplated hereby.

      Section 4.3  Investment Representations.  Starwood Mezzanine is an
                   --------------------------
"accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), and was not organized for the purpose of acquiring Class A Shares. Starwood Mezzanine has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Trust so as to be able to evaluate the risks and merits of its investment in the Trust and it is able financially to bear the risks thereof. Starwood Mezzanine has had an opportunity to discuss the business, management and financial affairs of the Trust with the management of the Trust. The Class A Shares of the Trust are being acquired by Starwood Mezzanine for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the securities laws. Starwood Mezzanine understands that (i) the Class A Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, and (ii such Class A Shares must be held indefinitely unless such Class A Shares are registered upon receipt thereof, or unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

      Section 4.4  Litigation.  To the knowledge of Starwood Mezzanine, there
                   ----------
are no actions, suits or proceedings or court orders or decrees pending or threatened to which Starwood Mezzanine is a party or the Starwood Mezzanine Interests are subject or by which it is bound before or by any court or governmental agency, which if determined adversely to the interests of Starwood Mezzanine would reasonably be expected to either (a) have a Material Adverse Effect on Starwood Mezzanine or (b) prevent or hinder the consummation of the transactions contemplated hereby.

      Section 4.5  Proxy Statement.  None of the information respecting Starwood
                   ---------------
Mezzanine or its partners or the Starwood Mezzanine Interests supplied or to be supplied by Starwood Mezzanine, its partners or any of its representatives for inclusion in the Proxy Statement (as defined in Section 7.1) will, at the time
                                                -----------
of the mailing of the Proxy Statement to the shareholders of the Trust and at the time of the meetings of such shareholders referred to in Section 7.2,
                                                             -----------
contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein relating to Starwood Mezzanine or its partners not misleading.

      Section 4.6  Employee Benefit Plans.  Starwood Mezzanine is not (a) an
                   ----------------------
"employee benefit plan" as defined in and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (b) a "plan" as defined in and subject to Section 4975 of the Code or (c) an entity any portion or all of the assets of which are deemed pursuant to United States Department of Labor Regulation (S)2510.3-101 or otherwise pursuant to ERISA to be, for any purpose of ERISA or Section 4975 of the Code, assets of any "employee benefit plan" or "plan" described in clause (a) or (b) above which invests in such
                             ----------    ---
entity by virtue of such investment.


      Section 4.7  No Finder.  Neither Starwood Mezzanine nor any party acting
                   ---------
on its behalf has paid or become obligated to pay any fee or any commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

      Section 4.8  Environmental.  Starwood Mezzanine has no actual knowledge
                   -------------
(without independent investigation) of any violation of Environmental Laws related to the properties secured by the Starwood Mezzanine Interests or the presence or release of Hazardous Materials on or from such properties, except as reflected in the environmental reports acknowledged and approved by the Trust at or prior to the Closing. The term "Environmental Laws" includes, without limitation, the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic, or otherwise regulated, under any Environmental Law.

                                   ARTICLE V

                       REPRESENTATIONS AND WARRANTIES OF
                                    SOFI IV

     As an inducement to the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, SOFI IV represents, warrants and agrees as follows:

      Section 5.1  Organization of SOFI IV.  SOFI IV is a limited partnership
                   -----------------------
duly formed, validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act. SOFI IV is duly qualified to transact business and is in good standing in each of the jurisdictions in which the ownership or leasing of the properties used in its business or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not have a Material Adverse Effect on SOFI IV. SOFI IV has all requisite partnership power and authority to carry on its business as now conducted.

      Section 5.2  Authority.
                   ---------

          (a) SOFI IV has full partnership power and authority to enter into this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby to be entered into by it and to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance by SOFI IV of this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby and the consummation by SOFI IV of the transactions contemplated hereby and thereby have been duly authorized by all necessary partnership action except for the required consent of its Advisory Committee and the related amendment to its partnership agreement that will be obtained prior to the Closing Date. This Agreement is, and each other agreement or instrument contemplated hereby (including, without limitation, the Transaction Agreements), to be executed by SOFI IV when executed and delivered by SOFI IV, will be, the legal, valid and binding agreement of SOFI IV, enforceable against SOFI IV in accordance with its respective terms.

          (c) Except for consents and approvals that will be obtained prior to the Closing Date, neither the execution and delivery by SOFI IV of this Agreement, the Transaction Agreements or the other agreements and instruments contemplated hereby and thereby, nor consummation of the transactions contemplated hereby or thereby or compliance with or fulfillment of the terms and provisions hereof or thereof by SOFI IV will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under the agreement of limited partnership of SOFI IV, any document relating to the Letters of Intent, SOFI IV Interests or First Mortgage Portfolio any instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which SOFI IV is a party or any statute, other law or regulatory provision affecting any of them, or (ii require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of SOFI IV, except for conflicts, breaches, defaults, events, creations, impositions, approvals, consents, declarations, filings or authorizations which would not reasonably be expected to either (x) have a Material Adverse Effect on SOFI IV or (y) prevent or hinder the consummation of the transactions contemplated hereby.

      Section 5.3  Investment Representations.  SOFI Holdings is an "accredited
                   --------------------------
investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), and was not organized for the purpose of acquiring the Class A Shares. SOFI Holdings has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Trust so as to be able to evaluate the risks and merits of its investment in the Trust, and it is able financially to bear the risks thereof. SOFI Holdings has had an opportunity to discuss the business, management and financial affairs of the Trust with the management of the Trust. The Class A Shares are being acquired by SOFI Holdings for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the securities laws. SOFI Holdings understands that (i) the Class A Shares of the Trust have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, and (ii such Class A Shares must be held indefinitely unless such Class A Shares are registered upon receipt thereof, or unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

      Section 5.4  Litigation.  To the knowledge of SOFI IV, there are no
                   ----------
actions, suits or proceedings or court orders or decrees pending or threatened to which SOFI IV is a party or the Letters of Intent, SOFI IV Interests or First Mortgage Portfolio are subject or by which it is bound before or by any court or governmental agency, which if determined adversely to the interests of SOFI IV would reasonably be expected to either (a) have a Material Adverse Effect on SOFI IV or (b) prevent or hinder the consummation of the transactions contemplated hereby.

      Section 5.5  Proxy Statement.  None of the information respecting  SOFI IV
                   ---------------
or its partners or the Letters of Intent, SOFI IV Interests or First Mortgage Portfolio supplied or to be supplied by SOFI IV, its partners or any of its representatives for inclusion in the Proxy Statement (as defined in Section 7.1)
                                                                    -----------
will, at the time of the mailing of the Proxy Statement to the shareholders of the Trust and at the time of the meetings of such shareholders referred to in
Section 7.2, contain any untrue statement of a material fact or omit to state
-----------
any material fact necessary in order to make the statements therein relating to SOFI IV or its partners not misleading.

      Section 5.6  Employee Benefit Plans.  SOFI IV is not (a) an "employee
                   ----------------------
benefit plan" as defined in and subject to ERISA, (b) a "plan" as defined in and subject to Section 4975 of the Code or (c) an entity any portion or all of the assets of which are deemed pursuant to United States Department of Labor Regulation (S)2510.3-101 or otherwise pursuant to ERISA to be, for any purpose of ERISA or Section 4975 of the Code, assets of any "employee benefit plan" or "plan" described in clause (a) or (b) above which invests in such entity by
                    ----------    ---
virtue of such investment.

      Section 5.7  No Finder.  Neither SOFI IV nor any party acting on its
                   ---------
behalf has paid or become obligated to pay any fee or any commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

      Section 5.8  Environmental.  SOFI IV has no actual knowledge (without
                   -------------
independent investigation) of any violation of Environmental Laws related to the properties which are the subject of the Letters of Intent or secured by the SOFI IV Interests or the First Mortgage Portfolio or the presence or release of Hazardous Materials on or from such properties, except as reflected in the environmental reports acknowledged and approved by the Trust at or prior to the Closing. The term "Environmental Laws" includes, without limitation, the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic, or otherwise regulated, under any Environmental Law.

                                   ARTICLE VI

                      REPRESENTATIONS OF BOTH CONTRIBUTORS

     Each of Starwood Mezzanine and SOFI IV severally, and not jointly, represents, warrants and agrees as follows with respect to Schedule 1.1(a) and
Schedule 1.1(b), respectively:

      Section 6.1  Good Title.  The Contributor has and will have, until the
                   ----------
consummation of the transactions contemplated by this Agreement, good title to, and is and shall be the sole owner of (i) each Mortgage Loan and the related Mortgage File (except to the extent any Mortgage Loan is prepaid in full prior to the consummation of the transactions contemplated by this Agreement) and (ii) the Ground Lease, in each case of clauses (i) and (ii) above free and clear of any and all adverse claims, liens, pledges , assignments, charges or security interests of any nature (including, without limitation, liens arising under the federal tax laws or ERISA), except as shall be released or discharged at the Closing.

      Section 6.2  Record Keeping; Mortgage Files; Escrow Deposits.  The
                   -----------------------------------------------
origination, servicing, record keeping, collection and foreclosure practices used by the Contributor with respect to each Mortgage Loan have been in all respects legal. The Contributor will deliver to the Trust on the Closing Date all documents, instruments and files in its possession relating to each Letter of Intent, Mortgage Loan and Ground Lease. All copies of the material, original loan documents forwarded to the Trust are true and correct and include all documents and other instruments known to the Contributor relating to each Letter of Intent, Mortgage Loan and Ground Lease. Schedule 1.1(a) or (b) as applicable is true, correct and complete in all material respects. With respect to any escrow deposits and payments, all of these deposits and payments, if any, which have been made and not expended for their intended purposes, are in the possession of, or under the control of, the Contributor, except in those cases in which the Contributor holds only a minority participation interest or the interest of a junior lender in a Mortgage Loan, in which event the terms and conditions of such minority participation interest are contained in an intercreditor agreement, or similar agreement, which agreements have been disclosed in writing to the Trust. Concurrently with the closing of this transaction, the Contributor will, to the extent permitted by the documents pertaining to a Mortgage Loan, deliver possession and control of all such deposits and payments (or its rights to and under any escrow) to the Trust or its designee, provided that the Contributor makes no representation or warranty as to the sufficiency of such deposits and payments for their intended purposes. There are no documents or other instruments in the possession of, or actually known to the Contributor, which would cause the materials provided to the Trust to be inaccurate or misleading, and, to the knowledge of the Contributor, all documents and other instruments provided to the Trust are accurate and truthful.

      Section 6.3  Additional Representations.
                   --------------------------

          (a) each Mortgage Loan of the Contributor either (A) was originated by the Contributor or (B) was purchased by the Contributor in the ordinary course of its business, for valuable consideration to the transferor, and neither the transferor nor any other person or entity has any residual or other rights to such Mortgage Loan, except in those cases in which the Contributor holds only a minority participation interest or the interest of a junior lender in a Mortgage Loan;

          (b) the proceeds of each Mortgage Loan of the Contributor have been fully disbursed and there is no requirement for future advances under such Mortgage Loan except as expressly provided in documents evidencing or securing any Mortgage Loan as disclosed to the Trust, and all costs and expenses incurred in making, or closing or recording, the Mortgage Loans have been paid; the Contributor has no continuing obligations under such Mortgage Loan relating to stop notices, set aside letters, letters of credit, subdivision agreements or bonds except as expressly provided in documents evidencing or securing any Mortgage Loan as disclosed to the Trust;

          (c) to the knowledge of the Contributor, each Mortgage Loan of the Contributor, as of the date of its origination complied with or is exempt from, and as of the date hereof complies with or is exempt from, (x) applicable state or federal laws, regulations and other requirements pertaining to usury, and (y) any and all other requirements of any federal, state or local law, including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to each such Mortgage Loan;

          (d) the Contributor has not received any notice asserting that any Mortgage Note, related Mortgage or other agreements executed in connection therewith of the Contributor has not been duly authorized, executed and delivered, or is not the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by (x) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (y) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (z) contractual provisions and laws limiting or eliminating recourse to the Mortgagor or any other obligor or surety (including, without limitation, principles such as the so-called "one action rule" and anti-deficiency legislation). Except as disclosed to the Trust in writing, the Contributor has not received notice asserting any offset, defense (including without limitation the defense of usury), claim, counterclaim, or right to rescission with respect to such Mortgage Note, Mortgage or other related agreements;

          (e) except as disclosed in the schedules attached to the assignment of loan relating to the Mortgage, each Mortgage of the Contributor has not been waived, impaired, modified, altered, superseded, amended, satisfied, cancelled, subordinated or otherwise changed in any material respect in writing by any Person, or otherwise by the Contributor, or rescinded, and the related mortgaged property has not been released from the lien or other encumbrance of, nor has the Mortgagor been released from, its obligations under the Mortgage, in whole or in any part, nor has any instrument been executed that would effect any such amendment, satisfaction, cancellation, subordination, rescission or release, except, in each case, by a written instrument which is part of the related Mortgage File;

          (f) Each Mortgage of the Contributor is insured by an ALTA lender's title insurance policy (each, a "Title Policy"), and the Contributor will provide true and complete copies of each such Title Policy to the Trust. To the actual knowledge of the Contributor, without any inquiry, each such Title Policy is in full force and effect. Unless disclosed in the applicable Mortgage File, the Contributor has not done, by act or omission, anything which would impair the coverage of any such Title Policies, and the Contributor has not received any notice by the title insurer of any such Title Policy of any impairment, diminution or negation of such coverage;

          (g) to the actual knowledge of the Contributor, without any inquiry, each Mortgaged Property (including all improvements thereon) of the Contributor is insured by a hazard insurance policy as required by the applicable Mortgage, and the Contributor has provided true and complete copies of each policy to the Trust. To the actual knowledge of the Contributor, without any inquiry, if upon origination of the Mortgage Loan the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), and if required by applicable law, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect;

          (h) there is no monetary default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note of the Contributor and no event has occurred during the last twelve months that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a monetary default, breach, violation or event of acceleration; to the current actual knowledge of the Contributor without inquiry or investigation, except as set forth in the applicable Mortgage File there is no non-monetary default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note;

          (i) the Contributor has not waived any material default, breach, violation or event of acceleration under any Mortgage Loan of the Contributor, which would materially impair the Trust's rights to enforce the documents evidencing, securing or pertaining to such Mortgage Loan (the "Mortgage Loan Documents");

          (j) with respect to the Ground Lease of the Contributor, to the knowledge of the Contributor, after due inquiry:

              (i) the Ground Lease is valid and enforceable, is in full force and effect, and is binding upon the parties thereto and their respective successors and assigns, in accordance with its terms;

             (ii) the Ground Lease has not been amended, restated, supplemented, extended or otherwise modified in any respect, and a true and correct copy of the Ground Lease has been provided to the Trust;

            (iii) the Contributor, as the lessor under the Ground Lease, has fully performed all obligations under the Ground Lease to be performed by the lessor thereunder, and the lessee under the Ground Lease has fully performed all obligations under the Ground Lease to be performed by the lessee thereunder;

             (iv) neither the Contributor, as lessor under the Ground Lease nor the lessee thereunder, is in default under the Ground Lease; and

              (v) no consents or approvals of any party having an interest in the Ground Lease, including, without limitation, the lessee, is required, under the Ground Lease or otherwise, in order for the Contributor to validly transfer all right, title and interest of the Contributor in and to the Ground Lease to the Trust, or, to the extent such consent is required or necessary, upon consummation of the transactions contemplated by this Agreement, such consent will have been delivered to the Trust in full satisfaction of such consent requirements;

          (k) with respect to each Letter of Intent of the Contributor:

              (i) the Letter of Intent is valid and enforceable, is in full force and effect, and is binding upon the parties thereto except as otherwise specified in the Letter of Intent and their respective successors and assigns, in accordance with its terms;

             (ii) the Letter of Intent has not been amended, restated, supplemented, extended or otherwise modified in any respect, and a true and correct copy of the Letter of Intent has been provided to the Trust;

            (iii) the Contributor has fully performed all obligations under the Letter of Intent to be performed by the acquiror or originator thereunder, and the borrower or seller under the Letter of Intent has fully performed all obligations under the Letter of Intent to be performed by the seller or borrower thereunder;

             (iv) neither the Contributor nor the counter party is in default under the Letter of Intent; and

              (v) no consents or approvals of any party having an interest in the Letter of Intent, including, without limitation, the seller or borrower, is required, under the Letter of Intent or otherwise, in order for the Contributor to validly transfer all right, title and interest of the Contributor in and to the Letter of Intent to the Trust, or, to the extent such consent is required or necessary, upon consummation of the transactions contemplated by this Agreement, such consent will have been delivered to the Trust in full satisfaction of such consent requirements;

          (l) there has been no fraud, dishonesty, or material misrepresentation by Contributor, and Contributor has not received from any borrower any notice that any predecessor to Contributor engaged in fraud, dishonesty or material misrepresentation, in connection with the origination, servicing, collection or foreclosure under any Mortgage or the related Mortgage Note of the Contributor; and the Contributor has made no oral or written promises with respect to any Mortgage Loan of the Contributor not reflected in the Mortgage File provided to the Trust;

          (m) if any Mortgage Loan of the Contributor has been participated with other lenders, such participation is indicated on Schedule 1.1(a) or (b), as applicable, and unless otherwise indicated, the Contributor is the lead lender in such participation and either has the right under the related participation agreement to sell its interest in the Mortgage Loan and to transfer the servicing thereof without the consent of any participant required or, as of the Closing Date for such Mortgage Loan, has obtained all required consents;

          (n) there has been no fraud, dishonesty, or material misrepresentation in connection with the Contributor's actions as lead lender in the participations described in subsection (l) above;

          (o) each Mortgage Loan of the Contributor (except in those cases in which the Contributor holds only a minority participation interest or the interest of a junior lender in a Mortgage Loan) is being and has been serviced by the Contributor, and from the date hereof until the Closing Date the Contributor or its affiliate shall service and administer the Mortgage Loans of the Contributor, in accordance with Contributor's customary servicing standards.



                                  ARTICLE VII

                       ACTIONS PRIOR TO THE CLOSING DATE

     Each of the Trust, Starwood Mezzanine and SOFI IV, as applicable, covenants and agrees to take the following actions between the date hereof and the Closing
Date:

      Section 7.1  Proxy Statement.  The Trust has prepared and filed with the
                   ---------------
SEC a proxy statement to solicit proxies in connection with the meeting of the shareholders of the Trust referred to in Section 7.2 (the form of definitive
                                         -----------
such proxy statement, together with any amendments thereof or supplements thereto, mailed to the shareholders of the Trust in connection with such meeting is herein referred to as the "Proxy Statement"). A true and complete copy of the Proxy Statement (and all exhibits thereto) filed with the SEC has been and to the extent amended will be delivered to Starwood Mezzanine and SOFI IV promptly when available. The Trust will cause the Proxy Statement to comply as to form in all material respects with the applicable requirements of the Exchange Act and the respective rules and regulations thereunder and will cause the Proxy Statement, at the time of its mailing or delivery to the shareholders of the Trust and at the time of the meeting referred to above, to not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing shall not apply to the extent
            --------  -------
that any such untrue statement of a material fact or omission to state a material fact was made by the Trust in reliance upon and in conformity with information concerning Starwood Mezzanine, SOFI IV and their partners or representatives or the Interests for inclusion in the Proxy Statement. Each of Starwood Mezzanine and SOFI IV shall, and shall cause their representatives to, furnish the Trust all information concerning themselves and their partners and the Interests reasonably required for use in the Proxy Statement. If, at any time prior to the Closing Date, any event should occur which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Trust will cause such event to be so described, and such amendment shall be promptly filed with the SEC and, as required by law, disseminated to any shareholders of the Trust. Starwood Mezzanine and SOFI IV and their partners will cooperate fully in connection with such amendment or supplement, including supplying any and all information with respect to Starwood Mezzanine, SOFI IV, and their partners and the Interests which is necessary to prepare any such amendment or supplement. The Proxy Statement includes many proposals for shareholder approval in addition to the transaction contemplated hereby. Subject to the last sentence of Section 7.2, the Trust shall not amend or delete any of
                 -----------
proposals relating to the transactions contemplated hereby without the approval of both Starwood Mezzanine and SOFI IV, it being understood that shareholder approval of all such proposals (without any amendments thereto objectionable to Starwood Mezzanine or SOFI IV, notwithstanding the last sentence of Section 7.2)
                                                                    -----------
shall be a condition to the obligation of Starwood Mezzanine and SOFI IV to close the transactions contemplated hereby.

      Section 7.2  Action by the Trust and Shareholders of the Trust.  The Trust
                   -------------------------------------------------
shall, as soon as practicable after the Proxy Statement shall be cleared by the SEC, duly call, give notice of, convene and hold a meeting of the shareholders of the Trust for the purposes set forth in the Proxy Statement (collectively, the "Trust Shareholders Matters"). Subject to the fiduciary duties of the Board of Trustees of the Trust under applicable law and to the last sentence of this
Section 7.2 , the Board of Trustees of the Trust will recommend to its
------------
shareholders approval of the Trust Shareholder Matters. The Board of Trustees of the Trust may at any time prior to the Closing Date withdraw, modify or change any recommendation regarding the Trust Shareholder Matters, this Agreement or the transactions contemplated hereby or recommend and declare advisable any other offer, proposal or transaction if in any such case it determines upon advice of legal counsel that the failure to so withdraw, modify or change such recommendation could reasonably be expected to involve it in a breach of fiduciary duties under applicable law.

      Section 7.3  Lawsuits, Proceedings, etc.  Each party hereto shall notify
                   ---------------------------
the other party hereto promptly upon becoming aware of any lawsuit, proceeding, claim or investigation that may be threatened, brought, asserted or commenced against it (a) involving in any way the transactions contemplated by this Agreement or (b) that would have been listed or specified as an exception to Sections 3.5, 4.4 or 5.4, as the case may be, if such lawsuit, proceeding, claim
------------  ---    ---
or investigation had arisen prior to the date hereof.

      Section 7.4  Conduct of Business by the Trust, Starwood Mezzanine and SOFI
                   -------------------------------------------------------------
IV Pending the Closing.
----------------------

          (a) During the period from the date of this Agreement through the Closing Date, except as expressly contemplated by this Agreement, each of the Trust and the Partnership and each of Starwood Mezzanine and SOFI IV with respect to the Interests only, shall carry on its business in accordance with the ordinary course and shall not enter into any material transaction outside of the ordinary course of business with respect thereto without the prior written consent of the Trust in the case of Starwood Mezzanine or SOFI IV, or Starwood Mezzanine and SOFI IV in the case of the Trust (not to be unreasonably withheld).

          (b) Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement, during the period from the date of this Agreement through the Closing Date, the Trust shall not, without the prior written consent of Starwood Mezzanine and SOFI IV (not to be unreasonably withheld):

              (i) take any action or omit to take any action that would cause it to fail to be taxed as a REIT, for its taxable year ending December 31, 1998 or omit to take any action necessary to cause the Trust to be taxed as a REIT for such taxable year;

             (ii) take any action or omit to take any action that would cause personal liability to attach to the holders of the Class A Shares by reason of the ownership thereof;

            (iii) acquire any real estate or other assets (other than receipt of cash or investments of cash in short term, liquid real estate assets or cash equivalents);

             (iv) issue or enter into any executory agreement to issue any new debt securities;

              (v) issue or enter into any executory agreement to issue any new equity securities other than common shares issued in replacement of lost, stolen or transferred outstanding shares or as described in the Proxy Statement;

             (vi) declare and pay any dividends or make other distributions to holders of shares other than as are necessary to preserve the REIT status of the Trust; or

            (vii) repay any indebtedness.

          (c) Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement, during the period from the date of this Agreement through the Closing Date, Starwood Mezzanine and SOFI IV shall not, without the prior written consent of the Trust (not to be unreasonably withheld), except as required by law, or the documents evidencing, securing or pertaining to the Mortgage Loans, or in the ordinary course in accordance with Starwood Mezzanine's and SOFI IV's customary practice:

              (i) voluntarily dispose of any portion of the Interests or of the underlying collateral other than as required to maintain the venture capital operating company status of Starwood Mezzanine;

             (ii) release any collateral or any party from any liability on or with respect to the Mortgage Loans;

            (iii) compromise or settle any claims of any kind or character with respect to the Letters of Intent, the Mortgage Loans or the Ground Lease;

             (iv) initiate, complete or otherwise take any action with respect to a foreclosure on any of the Mortgaged Property or exercise any remedies under the related Mortgage Note or Mortgage or under any Letter of Intent or Ground Lease;

              (v) sell or encumber, or contract to sell or encumber, the Interests, or any portion thereof or any interest therein;

             (vi) agree to any amendments or modifications to any Letter of Intent, Mortgage Loan or Ground Lease;

            (vii) subordinate any Mortgage Loan or Ground Lease;

           (viii) accept any prepayment of any Mortgage Note at a discount from the face amount thereof;

             (ix) give any notice of default or make any demand on any Mortgagor or any party to a Letter of Intent or Ground Lease;

              (x) accelerate the maturity of any Mortgage Loan, except in case of a default; or

             (xi) initiate any litigation against any Mortgagor or any party to a Letter of Intent or Ground Lease.

      Section 7.5  Mortgagor Solicitations.  Other than in connection with
                   -----------------------
solicitations or promotions directed at the general public, each Contributor agrees severally that it will not after the Closing Date solicit any Mortgagor for the purpose of refinancing the related Mortgage Loan or otherwise agree at any time to refinance, restructure or replace any Mortgage Loan.

      Section 7.6  Mutual Cooperation; Best Efforts.  Subject to the fiduciary
                   --------------------------------
duties of the Board of Trustees of the Trust under applicable law, the fiduciary duties of general partners of Starwood Mezzanine under applicable law, and the fiduciary duties of the general partner of SOFI IV, the parties hereto shall cooperate with each other, and shall use their respective best efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement; provided,
                                                                 --------
however, that the foregoing shall not require Starwood Mezzanine, any partner
-------
thereof, SOFI IV, any partner thereof, or the Trust to make any divestiture or consent to any divestiture in order to obtain any waiver, consent or approval.

      Section 7.7  No Public Announcement.  No party hereto shall, without the
                   ----------------------
approval of the other parties hereto (which may not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall be so obligated by law, in which case the other parties hereto shall be advised and the parties hereto shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued.

                                  ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

     The obligations of the Trust under this Agreement to consummate the transactions contemplated hereby to be consummated at the Closing shall, at the option of the Trust, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

      Section 8.1  No Misrepresentation or Breach of Covenants and Warranties.
                   ----------------------------------------------------------
There shall have been no material breach by Starwood Mezzanine or SOFI IV in the performance of the covenants and agreements herein to be performed by each of them at or prior to the Closing Date; on the Closing Date, each of the representations and warranties of Starwood Mezzanine and SOFI IV that is qualified as to materiality shall be true and correct as though made on the Closing Date; on the Closing Date, each of the representations and warranties of Starwood Mezzanine and SOFI IV that is not so qualified as to materiality shall be true and correct in all material respects as though made on the Closing Date; and there shall have been delivered to the Trust a certificate or certificates to the foregoing effect, dated the Closing Date, signed on behalf of each of Starwood Mezzanine and SOFI IV. Notwithstanding anything to the contrary, the prepayment of any mortgage after the date hereof but prior to the Closing Date shall not constitute a breach of the representations and warranties of SOFI IV or Starwood Mezzanine. In the event of a breach of the warranties under Section
                                                                         -------
6.3(h), the Trust, at its option, may elect not to purchase
------
the defaulted Mortgage and to reduce the Purchase Price accordingly pursuant to
Section 1.3 or to purchase the defaulted Mortgage and to negotiate with the
-----------
Contributors in good faith in order to determine the appropriate reduction in the Purchase Price, if the Trust reasonably determines that the occurrence of such default adversely affects the value of such Mortgage Loan.

      Section 8.2  No Material Adverse Effect.  Between the date hereof and the
                   --------------------------
Closing Date, there shall have been no Material Adverse Effect on Starwood Mezzanine, SOFI IV or any of the Interests or the collateral therefore and there shall have been delivered to the Trust a certificate to that effect, dated the Closing Date, signed on behalf of Starwood Mezzanine and SOFI IV (with respect to itself and the Interests owned by it).

      Section 8.3  Opinion of Counsel for Starwood.  The Trust shall have
                   -------------------------------
received from Katten Muchin & Zavis, counsel for Starwood Mezzanine and SOFI IV, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Trust.

      Section 8.4  No Injunctions or Restraints.  No temporary restraining
                   ----------------------------
order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, it being agreed by each of the Trust, Starwood Mezzanine and SOFI IV, however, that it shall use its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

      Section 8.5  Necessary Governmental Approvals.  The parties hereto shall
                   --------------------------------
have received all governmental and regulatory approvals and actions reasonably necessary to consummate the transactions contemplated hereby, which are either required to be obtained prior to the Closing Date by applicable law or regulation or are necessary to prevent a Material Adverse Effect on the Trust, Starwood Mezzanine or SOFI IV.

      Section 8.6  Transaction Agreements.  Each of the parties (other than the
                   ----------------------
Trust) to each of the Transaction Agreements and any other documents contemplated hereby and thereby shall have entered into such Transaction Agreements and any other documents contemplated hereby and thereby substantially in the forms attached hereto as exhibits or, if not so attached, as agreed to by the parties.

      Section 8.7  Shareholder and Stockholder Action.  The Shareholders of the
                   ----------------------------------
Trust shall have approved, by the requisite vote of the holders of Class A and Class B Shares, the Contribution Proposal (as defined in the Proxy Statement), and the Advisory Agreement Proposal (as defined in the Proxy Statement).

      Section 8.8  Termination of Partnership and Exchange Rights Agreement.
                   --------------------------------------------------------
The Partnership and the Exchange Rights Agreement shall be terminated effective as of the Closing Date.

      Section 8.9  Fairness Opinion.  The Trust shall have received from the
                   ----------------
Financial Advisor a favorable opinion as to the fairness of the transactions contemplated hereby, from a financial point of view, to the shareholders of the Trust.

     Section 8.10 REIT Qualifications.  The Trust shall be eligible to elect to
                  -------------------
be qualified as a REIT for its taxable year ending December 31, 1998.

                                   ARTICLE IX

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                       OF STARWOOD MEZZANINE AND SOFI IV

     The obligations of each of Starwood Mezzanine and SOFI IV under this Agreement to consummate the transactions contemplated hereby to be consummated at the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

      Section 9.1  No Misrepresentation or Breach of Covenants and Warranties.
                   ----------------------------------------------------------
There shall have been no material breach by the Trust in the performance of its covenants and agreements herein to be performed at or prior to the Closing Date; on the Closing Date, each of the representations and warranties of the Trust that is qualified as to materiality shall be true and correct as though made on the Closing Date, on the Closing Date, each of the representations and warranties of the Trust that is not so qualified as to materiality shall be true and correct in all material respects as though made on the Closing Date; and there shall have been delivered to Starwood Mezzanine and SOFI IV a certificate or certificates to the foregoing effect, dated the Closing Date, signed on behalf of the Trust. Without limitation of the foregoing, the Class A Shares shall continue to be listed and publicly traded on the AMEX.

      Section 9.2  No Material Adverse Effect.  Between the date hereof and the
                   --------------------------
Closing Date, there shall have been no Material Adverse Effect on the Trust or the Partnership; and there shall have been delivered to Starwood Mezzanine and SOFI IV a certificate to that effect, dated the Closing Date, signed on behalf of the Trust.

      Section 9.3  Opinion of Counsel for the Trust.   Starwood Mezzanine and
                   --------------------------------
SOFI IV shall have received from Mayer, Brown & Platt, counsel for the Trust, an opinion dated the Closing Date, in form and substance reasonably satisfactory to Starwood Mezzanine and SOFI IV.

      Section 9.4  No Injunctions or Restraints.  No temporary restraining
                   ----------------------------
order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, it being agreed by each of the Trust, Starwood Mezzanine and SOFI IV, however, that it shall use its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

      Section 9.5  Necessary Governmental Approvals.  The parties hereto shall
                   --------------------------------
have received all governmental and regulatory approvals and actions reasonably necessary to consummate the transactions contemplated hereby, which are either required to be obtained prior to the Closing Date by applicable law or regulation or are necessary to prevent a Material Adverse Effect on the Trust, Starwood Mezzanine or SOFI IV.

      Section 9.6  Transaction Agreements; Advisory Agreement. Each of the
                   ------------------------------------------
parties (other than Starwood Mezzanine, SOFI IV and SOFI Holdings) to each of the Transaction Agreements and any other documents contemplated hereby and thereby shall have entered into such Transaction Agreements and any other documents contemplated hereby and thereby substantially in the forms attached hereto as exhibits or, if not so attached, as agreed to by the parties. The Advisory Agreement between the Trust and Starwood Financial Advisors, L.L.C. shall be entered into on the Closing Date substantially in the form attached hereto as Exhibit C.
                                             ---------

      Section 9.7  Shareholder and Stockholder Action.  The Shareholders of the
                   ----------------------------------
Trust shall have approved, by the requisite vote of the holders of Class A Shares and Class B Shares, the Trust Shareholder Matters and each of William M. Matthes and Kneeland C. Youngblood, M.D. shall be elected as Trustees with a term that expires on the date of the 1999 annual meeting of the Trust's shareholders and Robin Josephs shall be elected as a Trustee with a term that expires on the date of the 1998 annual meeting of the Trust's shareholders.

     Section 9.8 REIT Qualifications.  The Trust shall be eligible to elect to
                 -------------------
be qualified as a REIT for its taxable year ending December 31, 1998.

                                   ARTICLE X

                           INDEMNIFICATION; SURVIVAL

      Section 10.1  Indemnification.  (a)  Each of the Trust, Starwood Mezzanine
                    ---------------
and SOFI IV shall indemnify and hold harmless each other and their respective subsidiaries, affiliates, employees, agents, partners and successors from and against any and all (x) liabilities, losses or damages ("Loss") and (y) reasonable out-of-pocket expenses, including without limitation attorneys' fees and expenses ("Expense") incurred by such party in connection with (i) its respective breach or failure to perform its obligations under this Agreement or any other agreement entered into by it in connection therewith (including the Transaction Agreements) and (ii) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or material omission, made by it respectively in this Agreement, any Transaction Agreement or in any certificate delivered by or on behalf of it respectively pursuant hereto or thereto; provided however, that the obligation of each Contributor to indemnify and hold
-------- -------
harmless pursuant to this Section 10.1 shall be limited to the payment by such
                          ------------
Contributor in the aggregate of an amount equal to the value of the Class A Shares and cash received by such Contributor pursuant to this Agreement.

          (b) The Trust shall indemnify and hold harmless each of Starwood Mezzanine and SOFI IV and their respective subsidiaries, affiliates, employees, agents, partners and successors from and against any and all Loss and Expenses incurred by such party in connection with any untrue statement of a material fact or omission of a material fact required to be stated in the Proxy Statement, at the time of its mailing or delivery to the shareholders of the Trust and at the time of the shareholders meeting referenced therein or necessary to make the statements therein not misleading; provided, however, that
                                                         --------  -------
the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Trust in reliance upon and in conformity with information concerning Starwood Mezzanine, SOFI IV and their partners or representatives or the Interests for inclusion in the Proxy Statement.

          (c) Each of Starwood Mezzanine and SOFI IV severally agrees that it shall indemnify and hold harmless the Trust and its subsidiaries, affiliates, employees, agents, partners and successors from and against any and all Loss and Expenses incurred by such party in connection with any untrue statement of a material fact or omission of a material fact required to be stated in the Proxy Statement, at the time of its mailing or delivery to the shareholders of the Trust and at the time of the shareholders meeting referenced therein or necessary to make the statements therein not misleading; provided, however, that the foregoing shall only apply
                        --------  -------
to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Trust in reliance upon and in conformity with information concerning the indemnifying party and its partners or representatives or its Interests supplied by such indemnifying party for inclusion in the Proxy Statement.

      Section 10.2  Notice of Claims.  If a party believes that any of the
                    ----------------
persons entitled to indemnification under this Article X has suffered or
                                               ---------
incurred any Loss or incurred any Expense, whether or not the applicable dollar limitation specified by Section 10.1 has been exceeded, such party shall notify
                        ------------
the indemnifying party promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement, any Transaction Agreement, the Proxy Statement or any certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred; provided, however, that the omission by such indemnified
                     --------  -------
party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this Article X except to the extent that
                                             ---------
such indemnifying party is materially damaged as a result of such failure to give notice. If any action at Law or suit in equity is instituted against a third party with respect to which any of the persons entitled to indemnification under this Article X intends to claim any liability or expense as Loss or
           ---------
Expense under this Article X, any such person shall promptly notify the
                   ---------
indemnifying party of such action or suit as specified in this Section 10.2 and
                                                               ------------
10.3.  Any party entitled to indemnification hereunder shall use reasonable
----
efforts to minimize any Loss or Expense for which indemnification is sought hereunder.

      Section 10.3  Third-Party Claims.  In the event of any claim for
                    ------------------
indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party, the indemnified persons shall give notice thereof to the indemnifying party not later than twenty (20) business days prior to the time any response to the asserted claim is required, if possible, and in any event within fifteen (15) days following the date such indemnified person has actual knowledge thereof; provided, however, that the omission by such
                              --------  -------
indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this Article X except
                                                                ---------
to the extent that such indemnifying party is materially damaged as a result of such failure to give notice. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the indemnifying party may, at its sole cost and expense, assume the defense thereof; provided, however, that counsel for the indemnifying party, who
                 --------  -------
shall conduct the defense of such claim or legal proceeding, shall be reasonably satisfactory to the indemnified party; and provided, further, that if the
                                           --------  -------
defendants in any such actions include both the indemnified persons and the indemnifying party and the indemnified persons shall have reasonably concluded based on a written opinion of counsel that there may be legal defenses or rights available to them which have not been waived and are in actual or potential conflict with those available to the indemnifying party, the indemnified persons shall have the right to select one law firm reasonably acceptable to the indemnifying party to act as separate counsel, on behalf of such indemnified persons, at the expense of the indemnifying party. Unless the indemnified persons are represented by separate counsel pursuant to the second proviso of
                                                            ------ -------
the immediately preceding sentence, if an indemnifying party assumes the defense of any such claim or legal proceeding, such indemnifying party shall not consent to entry of any judgment, or enter into any settlement, that (a) is not subject to indemnification in accordance with the provisions in this Article X, (b) provides for injunctive or other nonmonetary
                   ---------
relief affecting the indemnified persons or (c) does not include as an unconditional term thereof the giving by each claimant or plaintiff to such indemnified persons of a release from all liability with respect to such claim or legal proceeding, without the prior written consent of the indemnified persons (which consent, in the case of clauses (b) and (c), shall not be
                                       -----------     ---
unreasonably withheld); and provided, further, that unless the indemnified
                            --------  -------
persons are represented by separate counsel pursuant to the second proviso of
                                                            --------------
the immediately preceding sentence, the indemnified persons may, at their own expense, participate in any such proceeding with the counsel of their choice without any right of control thereof. So long as the indemnifying party is in good faith defending such claim or proceeding, the indemnified persons shall not compromise or settle such claim or proceeding without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. If the indemnifying party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified persons may defend against such claim or litigation in such manner as they may deem appropriate, including, without limitation, settling such claim or litigation (after giving prior written notice of the same to the indemnifying party and obtaining the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld) on such terms as the indemnified persons may deem appropriate, and the indemnifying party will promptly indemnify the indemnified persons in accordance with the provisions of Article X.
                                                         ---------

      Section 10.4  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties contained in this Agreement shall survive until the first (1st) anniversary of the Closing Date, at which time such representations and warranties will terminate and be of no force and effect.
Any claim under this Article X for Loss or Expense in respect of any
                     ---------
representations and warranties must be asserted in writing prior to the first
(1st) anniversary of the Closing Date. Notwithstanding the foregoing, if a claim of a breach of a representation or warranty under this Article X is
                                                             ---------
asserted in writing prior to the applicable time period set forth above in this
Section 10.4, then such representation or warranty, as it relates to such claim,
------------
shall survive until the Loss or Expense in respect thereof, if any, is finally determined and paid by the indemnifying party.

                                   ARTICLE XI

                                  TERMINATION

      Section 11.1  Termination.  Anything contained in this Agreement to the
                    -----------
contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a) by the mutual consent of the parties;

          (b) by the Trust upon any material breach by Starwood Mezzanine or SOFI IV of any of their respective representations, warranties or covenants contained in this Agreement that is not qualified as to materiality and upon any breach by Starwood Mezzanine or SOFI IV of any of their respective representations, warranties or covenants contained in this Agreement that is qualified as to materiality; provided that either Starwood Mezzanine or SOFI IV,
                             --------
as the case may be, shall have been given a reasonable opportunity to cure such breach;

          (c) by Starwood Mezzanine or SOFI IV upon any material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement that is not qualified as to materiality and upon any breach by the Trust of any of its representations, warranties or covenants contained in this Agreement that is qualified as to its materiality; provided that the Trust shall
                                                   --------
have been given a reasonable opportunity to cure such breach;

          (d) by the Trust if any of the conditions specified in Article VIII
                                                                 ------------
has not been met or waived at such time as it is no longer possible to satisfy such condition;

          (e) by Starwood Mezzanine and SOFI IV if any of the conditions specified in Article IX has not been met or waived at such time as it is no
             ----------
longer possible to satisfy such condition;

          (f) by the Trust, Starwood Mezzanine, or SOFI IV if the transactions contemplated by this Agreement are not consummated on or before March 31, 1998 (the "Outside Date"); except that on or after the Outside Date no party may terminate this Agreement pursuant to this Section 10.1(f) if such party is then
                                          ---------------
in material breach of its representations, warranties or covenants in this Agreement; or

          (g) upon 15 days' written notice by the Trust, Starwood Mezzanine or SOFI IV if the Trust enters into an agreement with any party other than Starwood Mezzanine, SOFI IV or any other entity controlled by Starwood Capital Group, L.P., Starwood Capital Group, L.L.C. or their principals (a "Starwood Controlled Party") which is not consistent with the obligations of the Trust set forth in this Agreement or with the consummation of the transactions contemplated by this Agreement. For the purposes hereof, an agreement with a party other than Starwood Mezzanine, SOFI IV or a Starwood Controlled Party will be deemed to be inconsistent with the obligations of the Trust set for this Agreement in the event that such agreement would impose any exclusivity or non-competition agreements on the Trust or would require a commitment of the Trust capital in excess of $1,000,000 in the aggregate.

                                  ARTICLE XII

                                OTHER PROVISIONS

      Section 12.1  Confidential Nature of Information.  Each party agrees that
                    ----------------------------------
it will treat in strict confidence all documents, materials and other information which it obtains regarding the other party during the course of the negotiations leading to the consummation of the transactions provided for herein and the preparation of this Agreement; and if for any reason whatsoever the transactions contemplated by this Agreement shall not be consummated, each party shall return to the other party all copies of non-public documents and materials which have been furnished or acquired in connection therewith and shall not use or disseminate such documents, materials or other information for any purpose whatsoever.

      Section 12.2  Expenses.
                    --------

          (a) Each of the parties hereto shall bear its own costs and expenses (including, without limitation, fees and disbursements of its counsel, accountants and other financial, legal, accounting or other advisors) incurred by it in connection with the preparation, negotiation, execution and delivery of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement, including the Proxy Statement, and the consummation of the transactions contemplated hereby and thereby (collectively "Acquisition Expenses"); provided, that, if the transactions contemplated by this Agreement
            --------  ----
are not consummated on or before June 30, 1998, the Contributors (pro rata based on the relative amounts of Class A Shares that would have been issued to each and the amount of cash paid to each if the transactions had been consummated) will reimburse the Trust for all amounts the Trust pays to Houlihan, Zokey, Howard & Zukin Financial Advisors, Inc. other than as a result of the Independent Trustees of the Trust withdrawing their approval for the proposed transactions.

          (b) In the event of a Qualifying Termination (as defined below), then within ten (10) business days after receipt by the Trust from Starwood Mezzanine or SOFI IV, as the case may be, of reasonable documentation therefor, the Trust shall reimburse Starwood Mezzanine or SOFI IV, as the case may be, for its reasonable out-of-pocket Acquisition Expenses.

     For the purposes of this Section 12.2(b), a "Qualifying Termination" shall
                              ---------------
mean a termination of this Agreement pursuant to Section 11.1(g).
                                                 ---------------

      Section 12.3  Notices.  All notices and other communications under this
                    -------
Agreement shall be in writing and shall be deemed given when delivered by facsimile, personally or by overnight mail, or four (4) days after being mailed (by registered mail, return receipt requested) to a party at the following address (or to such other address as such party may have specified by notice given to the other parties pursuant to this provision):

     If to the Trust to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut  06830
          Attention: Jay Sugarman
          Fax No.:  (203) 861-2101

     with copies to:
          Mayer, Brown & Platt
          1675 Broadway
          New York, NY  10019
          Attention: James B. Carlson
          Fax No.:  (212) 262-1910

          and
          Rinaldi & Associates
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut 06830
          Attention:  Ellis Rinaldi
          Fax No.:  (203) 861-2122

     If to Starwood Mezzanine to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut  06830
          Attention:  Madison F. Grose, Esq.
          Fax No.:  (203) 861-2101

     with a copy to:
          Katten Muchin & Zavis
          525 West Monroe Street
          Suite 1600
          Chicago, Illinois 60661
          Attention: Nina Matis
          Fax No.: (312) 902-1620

     If to SOFI IV to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut  06830
          Attention:  Madison F. Grose, Esq.
          Fax No.:  (203) 861-2101

     with copies to:
          Katten Muchin & Zavis
          525 West Monroe Street
          Suite 1600
          Chicago, Illinois 60661
          Chicago, Illinois 60661
          Attention: Nina Matis
          Fax No.: (312) 902-1620

      Section 12.4  Definitions.  For purposes of this Agreement:
                    -----------

          (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person; provided, however, that the
                                                 --------  -------
Trust, Starwood Mezzanine and SOFI IV are not affiliates for any purpose under this Agreement;

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Financial Advisor" means Houlihan, Zokey, Howard & Zukin.

          (d) "Incentive Plans" means the Angeles Participating Mortgage Trust 1996 Share Incentive Plan and the Angeles Participating Mortgage Trust 1996 Trustee Share Incentive Plan.

          (e) "Ground Lease" means the lease agreement between Red Lion Hotels, Inc. and RLH Partnership, L.P.

          (f) "Material Adverse Effect" means any change or effect (or any development that, insofar as can reasonably be foreseen, would result in any change or effect) that is materially adverse to (i) in the case of the Trust and Starwood Mezzanine, the business, properties, assets, condition (financial or otherwise) or results of operations of the applicable person or persons, taken as a whole and (ii) in the case of SOFI IV, the SOFI IV Interests, the Letters of Intent and the First Mortgage Portfolio.

          (g) "Mortgage" shall mean the original mortgage, deed of trust or other instrument, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, securing a Mortgage Note relating to a Mortgage Loan.

          (h) "Mortgage Files" means all related notes, deeds of trust, mortgages, security agreements, guaranties, indemnities, financing statements, assignments, endorsements, correspondence, bonds, letters of credit, accounts, insurance contracts and policies, credit reports, tax returns, appraisals, environmental reports, escrow documents, participation agreements (if applicable), loan files, servicing files and all other documents evidencing, securing or pertaining to the Mortgage Loans.

          (i) "Mortgage Loan" or "Mortgage Loans" shall mean the loan or loans identified on Schedule 1.1(a) or (b), as the same may be amended from time to time pursuant to the provisions of this Agreement, together with all Servicing Rights related thereto.

          (j) "Mortgage Note" means a note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          (k) "Mortgaged Property" means the property encumbered by a Mortgage.

          (l) "Mortgagor" means a Person that has executed and delivered a Mortgage encumbering Mortgaged Property owned and/or leased by such Person.

          (m) "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity.

          (n) "Servicing Files" means the documents, files and other items pertaining to the Mortgage Loans, including without limitation the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating or servicing the Mortgage Loans.

          (o) "Servicing Rights" means, with respect to each Mortgage Loan, any and all of the following: (a) all rights to service such Mortgage Loan; (b) any payments or monies payable or received for servicing such Mortgage Loan; (c) any late fees, assumption fees, penalties or similar payments with respect to such Mortgage Loan; (d) all agreements or documents creating, defining or evidencing any such Servicing Rights and all rights of the Contributor thereunder, including without limitation any clean-up calls and termination options; (e) all accounts and other rights to payment related to any of the property described in this paragraph; (f) possession and use of any and all Servicing Files pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan; and (g) all rights, powers and privileges incident to any of the foregoing.

      Section 12.5  Partial Invalidity.  In case any one or more of the
                    ------------------
provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

      Section 12.6  Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the parties hereto and their respective permitted successors or assigns.

      Section 12.7  Execution in Counterparts.  This Agreement may be executed
                   -------------------------
in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the parties shall have each executed one counterpart.

      Section 12.8  Titles and Headings.  Titles and headings to Articles and
                    -------------------
Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      Section 12.9  Schedules and Exhibits.  The schedules and exhibits referred
                    ----------------------
to in this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

      Section 12.10  Entire Agreement; Amendments and Waivers; Assignment.  This
                     ----------------------------------------------------
Agreement (together with the Transaction Agreements and other documents referred to herein) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. The parties hereto, only by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. Except as expressly provided herein, the rights and obligations of the parties under this Agreement may not be assigned or transferred by any party hereto without the prior written consent of the other parties hereto, provided, however, that the Trust shall be permitted to assign this agreement in connection with any merger, reorganization, consolidation, sale of all or substantially all of its assets in which the Trust is the surviving entity or the primary purpose of which is to change the domicile of the Trust or to change the form of the Trust to a corporation.

      Section 12.11  Governing Law.  This Agreement and the application or
                     -------------
interpretation thereof, shall be exclusively governed by its terms and by the internal laws of the State of New York, without regard to principles of conflicts of laws as applied in the State of New York or any other jurisdiction which, if applied, would result in the application of any laws other than the internal laws of the State of New York.

      Section 12.12  No Third-Party Beneficiaries.  Except as specified in
                     ----------------------------
Article X, nothing in this Agreement, expressed or implied, is intended or
------- -
shall be construed to confer upon any person other than the parties hereto and successors and assigns permitted by Section 12.6 any right, remedy or claim
                                    ------------
under or by reason of this Agreement.

      Section 12.13  The Trust; Starwood General Partners.  Each of the parties
                     ------------------------------------
hereto acknowledges and agrees that (a) the name "Angeles Participating Mortgage Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust, originally made and entered into as of April 15, 1988, as restated as of July 18, 1988, and all persons dealing with the Trust shall look solely to Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations; (b) all persons dealing with Starwood Mezzanine shall look solely to the assets of Starwood Mezzanine for the enforcement of any claims against Starwood Mezzanine and the general partners of Starwood Mezzanine, and the officers, agents and security holders of such general partner assume no personal liability for obligations entered into on behalf of Starwood Mezzanine, and their respective individual assets shall not be subject to the claims of any person relating to such obligations; and (c) all persons dealing with SOFI IV shall look solely to the assets SOFI IV for the enforcement of any claims against SOFI IV and the general partners of SOFI IV, and the officers, agents and security holders of such general partner assume no personal liability for obligations entered into on behalf of SOFI IV, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

      Section 12.14  Determinations and Interpretations by the Trust.  All
                     -----------------------------------------------
determinations of the Trust (or the Board of Trustees of the Trust) provided for in or pursuant to this Agreement shall be made by the Independent Trustees (as defined in the Shareholders Agreement). All interpretations of the terms of this Agreement shall be resolved on behalf of the Trust by the Independent Trustees (as defined in the Shareholders Agreement).

      Section 12.15  Submission to Jurisdiction.  Each of the parties hereto
                     --------------------------
irrevocably submits and consents to the jurisdiction of the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement or any Transaction Document and the transactions contemplated hereby and thereby, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might
                ----- --- ----------
otherwise be entitled in any such action or proceeding.

      Section 12.16  Approvals and Consents.  Unless otherwise expressly set
                     ----------------------
forth herein, any agreement, approval or consent required a party hereto shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto or by their duly authorized officers, all as of the date first above written.

                         ANGELES PARTICIPATING MORTGAGE TRUST, a California business trust

                         By:     /s/  Barry S. Sternlicht
                              --------------------------------------
                              Name: Barry S. Sternlicht
                              Title:

                         STARWOOD MEZZANINE INVESTORS, L.P.

                         By:  Starwood Capital Group, L.P.
                              its general partner

                         By:  BSS Capital Partners, L.P.
                              its general partner

                         By:  Sternlicht Holdings II, Inc.
                              its general partner

                         By:     /s/ Jay Sugarman
                              ----------------------
                              Name:  Jay Sugarman
                              Title: President

                         STARWOOD OPPORTUNITY FUND IV, L.P.

                         By:  SOFI IV Management, L.L.C.
                         Its: General Partner

                         By:  Starwood Capital Group, L.L.C.
                         Its  General Manager

                         By:     /s/ Jay Sugarman
                              ----------------------
                              Name:  Jay Sugarman
                              Title: President

                                SCHEDULE 1.1(a)
                          Starwood Mezzanine Interests



                                                    Outstanding                                                           Principal
                                         Original   Principal                                                             Amount to
Loan                 Interest            Principal  Balance at   Anticipated                 Contribution                  Senior
Borrower Collateral   Rate     Maturity  Balance    ----           Draws      Participation     Value      Subordination  Investmen
-------- ----------  --------  --------  ---------  -----------  -----------  -------------  ------------  -------------  ---------


                                SCHEDULE 1.1(b)
                               SOFI IV Interests


                                                     Outstanding                                              Principal
                                          Original   Principal                                                Amount to
 Loan                 Interest            Principal  Balance at                  Contribution                  Senior
 Lender   Collateral   Rate     Maturity  Balance    ----         Participation     Value      Subordination  Investment
 ------   ----------  --------  --------  ---------  -----------  -------------  ------------  -------------  ----------
